PARTNERS  4

ROBERTSON STEPHENS MUTUAL FUNDS
THE PARTNERS FUND
ANNUAL REPORT
DECEMBER 31, 1995

THE PARTNERS FUND ANNUAL RESULTS


FUND PHILOSOPHY

The Partners Fund seeks to achieve long-term capital growth by investing primarily in equity securities of U.S. small-cap companies using a value methodology combining Graham & Dodd balance sheet analysis with cash flow analysis.


CONTENTS


Fund Highlights  1
Report to Shareholders  2
Fund Performance  6
Independent Accountants' Report  6
Portfolio Summary  7
Schedule of Net Assets  8
Statement of Net Assets  10
Statement of Operations  11
Statement of Changes in Net Assets  12
Financial Highlights  13
Notes to Financial Statements  14
Administration  17

                                                  ROBERTSON, STEPHENS & COMPANY

FUND HIGHLIGHTS

CREATING WEALTH OUR JOB
We consider our job to be creating wealth over the long term and want you to grade us on our ability to do so.

A UNIQUE VALUE FUND
We believe our small-cap value fund is unique because of its focus on rate of return analysis, from both a company and an investor perspective.

FINDING A GOOD BUSINESS
As long-term investors we concentrate on the company's strategic direction, looking at how management allocates capital, asking ourselves, IS THIS A GOOD BUSINESS?

MANAGEMENT CHANGE
AT CANADIAN CONQUEST
With new management and recent equity infusions, we believe Canadian Conquest Exploration is now positioned to exploit its large undeveloped land position and underutilized gas plant.

CANADIAN ENERGY
PERFORMANCE
Our Canadian energy investments contributed positively to our performance, with Berkley Petroleum benefiting from good exploration results and the new management team at Canadian Conquest Exploration instituting a more dynamic game plan.

CANADIAN 88 ENERGY
CASH FLOW GROWTH
Canadian 88 Energy is currently selling below estimated net asset value. We feel that it could increase production and cash flow by 80-100% in 1996.

PROSPECTS IN CANADIAN
ENERGY SERVICES
The Canadian energy services sector is another very interesting long-term investment. Current drilling activity is down while production at existing wells is declining by 15%+ per year. We think this should lead to a good rebound in wells drilled in 1997.
                                                                              1

THE PARTNERS FUND ANNUAL RESULTS


[Photograph]
ANDREW P. PILARA, JR.
Portfolio Manager
The Robertson Stephens Partners Fund


DEAR SHAREHOLDER:

For the quarter ending December 31, 1995, net asset value increased 1.96%. As the fund started up on July 12, 1995, our +3.9% result for 1995 only represents 5 1/2 months. Our Canadian energy investments contributed positively to our performance; specifically, Berkley Petroleum benefited from good exploration results, and the new management team at Canadian Conquest Exploration instituted a more dynamic strategy. Kaiser Aluminum and MAXXAM, our aluminum investments, did not perform well as the price of aluminum ingot continued to decline in the fourth quarter.

As a relatively new fund, it is still premature to evaluate our performance. We believe performance should be gauged over the long term -- at least three years including a stock market cycle incorporating both an up and a down market. Mutual funds are graded with a quarterly scorecard and evaluated in such a short time span that we will, at times, look brilliant and at other times look ignorant. Neither of which is necessarily true. We consider our job to be creating wealth over the long term and want you to grade us on our ability to do so. We do not buy highly volatile stocks, and therefore are not structured to be number one in the quarterly mutual fund "horse race." It is our objective to be considered as one of your best LONG-TERM investments.

PATIENCE
Most investors have shorter time horizons than are required for value strategies to consistently pay off.

                                                  ROBERTSON, STEPHENS & COMPANY

Small-cap value investing has been a sector that historically has produced superior performance, but its inherent volatility will at times surely test your patience...and mine. One consolation is that the value of a business doesn't fluctuate as much as its stock price. We believe patience comes from understanding, and we therefore will continue to place particular emphasis on explaining our methodology.


We are passionate about our cash flow valuation process. This, at times, will sound dogmatic, but I assure you that being in the investment business for more than 20 years makes you very humble. Being passionate about our process does not stop us from acknowledging and learning from investors with other disciplines.

A UNIQUE VALUE FUND
We believe our small-cap value fund is unique because of its focus on rate of return analysis, from both a company and an investor perspective. We do not use price-to-book-value ratios, price-earnings multiples, or price-earnings multiples to earnings-growth rates as investment criteria. We focus on the sustainable cash flow return on capital.

     Earnings Before Interest, Taxes, Depreciation, and Amortization   EBITDA
     --------------------------------------------------------------- = -------
      Total Assets Less Non-Interest Bearing Current Liabilities,      Capital
                 Less Cash and Investment Securities

As long-term investors, we concentrate on the company's strategic direction, looking at how management allocates capital, asking ourselves, IS THIS A GOOD BUSINESS? To help define a good business, we look at cash flows and the investment required to generate those cash flows. We have studied the cash flow disciplines of Stern Stewart & Company (EVA) and Holt Value Associates. We feel that looking at stocks as businesses gives us a very different perspective from most investors.

PRICING DISCIPLINE
There are times when we find good companies that are too expensive for our value fund. We determine if the stock price is right by looking at what it would cost to buy the company today (including debt) and the rate of return on that valuation.

                              EBITDA                                   EBITDA
    -------------------------------------------------------------- = ----------
    Common Shares at Current StockPrice, Plus Debt and Preferred,    Enterprise
                            Less Cash                                  Value

Using these two basic formulas, we set up a valuation matrix that helps determine purchase price guidelines.

CANADIAN ENERGY
As we do our company research we will, at times, find several companies in a sector that benefit from the same industry fundamentals. This is currently the case with Canadian energy and energy service companies. A number of these companies have good production profiles and cash flows, even at relatively low Canadian natural gas prices. New technology now enables the smaller companies to explore for bigger prospects. The business fundamentals are beginning to improve, and the stocks are cheap. Two of our largest Canadian exploration and production investments are Canadian Conquest Exploration and Canadian 88 Energy.

"We focus on the SUSTAINABLE cash flow return on capital."
                                                                              3

THE PARTNERS FUND ANNUAL RESULTS

"WE FEEL THAT LOOKING AT STOCKS AS BUSINESSES GIVES US A VERY DIFFERENT PERSPECTIVE FROM MOST INVESTORS
IN THE MARKET."


- CANADIAN CONQUEST EXPLORATION is a junior oil and gas company operating in western Canada. In November 1995 new management took over operations of the company. Through Brooke Capital Corporation, the new management put $9 million of equity into the company. With new management and the equity from both the $9 million infusion and a recent $4 million rights offering, we believe the company is now managerially and financially positioned to exploit its large undeveloped land position and underutilized gas plant.

- CANADIAN 88 ENERGY is a Canadian oil and gas company with a base of operations in central and west-central Alberta that includes substantial oil and gas production infrastructure. Its land position is good, and management owns about 30% of the company. Canadian 88 is currently selling below its estimated net asset value, and we feel that it could increase production and cash flow by 80-100% in 1996.

- CANADIAN ENERGY SERVICES The Canadian energy service sector is also a very interesting long-term investment. Current drilling activity is down while production at existing wells is declining at 15%+ per year. We think this should lead to a good rebound in wells drilled in 1997. Also, major pipeline work is expected in 1997-1998. Our largest energy service investment at year-end was Veritas Energy Services.

- VERITAS ENERGY SERVICES is a Canadian oil and gas service company providing land-based seismic acquisition and data processing in Canada, the United States, and South America. This conservatively managed company with a pristine balance sheet has grown revenues from $30 million in 1992 to $150 million in 1995.


G. RANDY HECHT                                         INVESTMENT TEAM
President                                              RESEARCH
Robertson Stephens                                     Jay Sherwood
Investment Trust
                                                       TRADING
                                                       Christopher Beagle
                                                       Catherine O'Neill

                                                       ADMINISTRATION
                                                       Jodi Daprano

                                                  ROBERTSON, STEPHENS & COMPANY


We expect revenues to be flat in 1996, as the company intends to keep its seismic crew count at 10 while upgrading some equipment and adding channels. We believe growth will resume in 1997 as the company employs its cash (and free cash flow) to transition from a western Canadian geophysical company to an international geophysical company.

THE PITTSTON COMPANIES
We are also excited about the breakup of Pittston Services Group into the tracking shares of Pittston Brink's Group and Pittston Burlington Group.

PITTSTON BRINK'S GROUP operates both an armored car and a home security business. Brink's Home Security is now the second largest residential security company, with a subscriber base of almost 400,000 (as of December 31, 1995). The subscriber base has grown 20% annually over the past eight years. The incremental economies are very strong, with each new subscriber generating approximately $180 annually in cash flow while requiring a one-time, upfront capital investment of approximately $550. It's a good business! Brink's Armored Car, the worldwide leader in armored transportation services, is a 136-year-old company with operations in 47 countries. Although not growing as rapidly as Brink's Home Security, Brink's Armored Car generates excellent returns on invested capital.

PITTSTON BURLINGTON GROUP operates Burlington Air Express, an international transportation and logistics management business that provides heavy air freight, custom brokerage, distribution, and ocean forwarding services to approximately 50,000 customers in 112 countries. The company intends to significantly grow its international freight forwarding business. Since the freight forwarding business is not capital-intensive, we anticipate that this growth should improve the company's rate of return on capital. We like Burlington's strategic direction, especially its emphasis on international logistic services. Burlington is currently the cheapest stock in a business we like.

NEW TEAM MEMBER
We have added research expertise to our investment team. Jay Sherwood joined Robertson Stephens (and the Partners Fund) in November 1995. He will be working with me in looking for good businesses. Prior to joining Robertson Stephens, Jay worked as a senior accountant at Deloitte & Touche LLP. He holds a BA in economics from the University of California at Los Angeles and is a CPA.

In closing, let me echo the sentiments of a fellow value investor: "The secret to stock market success is time, not timing."

Thank you for your support and trust. It is our hope that we can build a profitable, long-term relationship.
                                                               January 26, 1996

Sincerely,

/s/Andrew P. Pilara, Jr.

ANDREW P. PILARA, JR.
Portfolio Manager

TO HEAR MY ONGOING THOUGHTS ON THE FUND, CALL OUR
24-HOUR HOTLINE AT 1-800-766-3863.

"There are times when we find good companies that are too expensive for our value fund."

THE PARTNERS FUND ANNUAL RESULTS

FUND PERFORMANCE



CUMULATIVE TOTAL RETURNS
                                                  PARTNERS       S&P 500
FOR THE PERIOD ENDED 12/31/95                        FUND        INDEX(1)
--------------------------------------------------------------------------------
Since Inception (7/12/95)(2)                           3.9%      11.16%


(1) The Standard & Poor's Composite Index of 500 Stocks (S&P 500) is a widely recognized, unmanaged index of market activity based on the aggregate performance of a selected portfolio of publicly traded stocks. It is widely recognized as representative of the stock market in general. Investment results assume the reinvestment of dividends paid on the stocks comprising the index.

(2) Date that the Fund's shares were first offered to the public.

Investors should realize that all performance data presented is based upon past performance during limited periods of time, and that past performance is no guarantee of future performance. Investors should also realize that both investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.


INDEPENDENT ACCOUNTANT'S REPORT


To The Shareholders and Board of Trustees of The Robertson Stephens Partners
Fund

In our opinion, the statement of net assets, including the schedule of net assets, and the related statements of operations and of changes in net assets and the financial highlights (appearing on pages 8-16) present fairly, in all material respects, the financial position of The Robertson Stephens Partners Fund (one of the series constituting The Robertson Stephens Investment Trust, hereinafter referred to as the "Fund") at December 31, 1995, the results of its operations, the changes in its net assets and the financial highlights for the period from July 12, 1995 (Commencement of Operations), through December 31, 1995, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 1995, by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provides a reasonable basis for the opinion expressed above.


/s/Price Waterhouse LLP

Price Waterhouse LLP
San Francisco, California
February 15, 1996

                                                  ROBERTSON, STEPHENS & COMPANY
PORTFOLIO SUMMARY
AS OF DECEMBER 31, 1995

[GRAPH]


TOP TEN HOLDINGS


1.
VERITAS ENERGY SERVICES, INC.
A geophysical service company. Provides land-based seismic acquisition and processing services to the petroleum industry.

2.
AMERICAN BUILDINGS COMPANY
Designs, constructs, and sells pre-engineered metal buildings.

3.
CATELLUS DEVELOPMENT CORPORATION
A major diversified real estate company. Owns, develops, and manages industrial, residential, and commercial properties, primarily in California.

4.
PITTSTON SERVICES GROUP
Engages in security transportation through Brink's, Inc.; home security services through Brink's Home Security, Inc.; and air freight services through Burlington Air Express, Inc.

5.
CANADIAN CONQUEST EXPLORATION, INC.
A junior oil and gas company operating in western Canada.

6.
CANADIAN 88 ENERGY CORPORATION
A Canadian oil and gas company based in central and west-central Alberta that includes substantial oil and gas production infrastructure.

7.
HARPER GROUP, INC.
Engages in international air and ocean freight forwarding, customs brokerage, distribution, electronic data interchange, consulting, and cargo insuring.

8.
MAXXAM, INC.
A large resource holding company. Has majority ownership and control of Kaiser Aluminum (63%) and Pacific Lumber (100%), plus real estate assets.

9.
BERKLEY PETROLEUM CORPORATION
Explores for, develops, and produces petroleum and natural gas in the provinces of Alberta and British Columbia.

10.
KAISER ALUMINUM CORPORATION
Produces alumina and aluminum products for domestic and international markets. A 63%-owned subsidiary of MAXXAM, Inc.

THE PARTNERS FUND ANNUAL RESULTS

SCHEDULE OF NET ASSETS


DECEMBER 31, 1995                       SHARES                   VALUE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
COMMON STOCKS
ALUMINUM -- 7.7%
Kaiser Aluminum Corporation             20,000              $    260,000
MAXXAM, Inc.                             9,000                   317,250
------------------------------------------------------------------------
                                                                 577,250
------------------------------------------------------------------------

AUTOMOBILE PARTS/EQUIPMENT -- 1.6%
Wescast Industries, Inc., Class A(1)    12,500                   120,312
------------------------------------------------------------------------
                                                                 120,312
------------------------------------------------------------------------

Construction/Infrastructure -- 6.0%
American Buildings Company              20,000                   450,000
------------------------------------------------------------------------
                                                                 450,000
------------------------------------------------------------------------

CONSUMER & BUSINESS SERVICES -- 10.9%
Barefoot, Inc.(1)                       11,000                   115,500
Harper Group(1)                         18,000                   319,500
Pittston Services Group(1)              12,000                   376,500
------------------------------------------------------------------------
                                                                 811,500
------------------------------------------------------------------------

ENERGY -- 20.8%
Aztec Resources, Ltd.                   29,000                    47,785
Berkley Petroleum Corporation           50,000                   302,087
CS Resources                            10,000                    72,318
Canadian 88 Energy Corporation         209,300                   343,341
Canadian Conquest Exploration, Inc.    475,000                   372,208
Discovery West Corporation              49,400                   148,327
New Cache Petroleums, Ltd.              46,200                   142,102
Nugas, Ltd.                             50,000                    77,627
Olympia Energy, Inc., Class A           75,000                    42,841
------------------------------------------------------------------------
                                                               1,548,636
------------------------------------------------------------------------
ENERGY SERVICES -- 7.9%
EnServ Corporation                      14,000              $    120,469
Veritas Energy Services, Inc.           85,000                   466,862
------------------------------------------------------------------------
                                                                 587,331

The accompanying notes are integral part of these financial statements.

                                                   ROBERTSON, STEPHENS & COMPANY

                                        SHARES                   VALUE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MANUFACTURING -- 2.5%
Gardner Denver Machinery, Inc.          10,000                   190,000
------------------------------------------------------------------------
                                                                 190,000
------------------------------------------------------------------------

REAL ESTATE -- 5.6%
Catellus Development Corporation        70,000                   420,000
------------------------------------------------------------------------
                                                                 420,000
------------------------------------------------------------------------

OTHER COMMON STOCK-0.1%                    600                     6,450
------------------------------------------------------------------------
                                                                   6,450
------------------------------------------------------------------------
TOTAL COMMON STOCKS-63.1% (COST: $4,535,499)                   4,711,479

------------------------------------------------------------------------
CASH AND CASH EQUIVALENTS
Cash                                                                 142
Federal Mortgage Corporation Discount Note, 5.65%, 01/04/95    1,799,152
Repurchase Agreement                                           1,665,000
     State Street Bank and Trust Company, 5.00%, 12/29/95
     due 01/2/96, maturity value $1,665,925 (collateralized
     by $1,290,000 par value U.S. Treasury Notes, 8.75%,
     due 05/15/17)
------------------------------------------------------------------------

TOTAL CASH AND CASH EQUIVALENTS -- 46.3%                       3,464,294
------------------------------------------------------------------------
------------------------------------------------------------------------
OTHER LIABILITIES, NET - (9.4%)                                 (695,429)
------------------------------------------------------------------------
------------------------------------------------------------------------
TOTAL NET ASSETS - 100.0%                                   $  7,480,344
------------------------------------------------------------------------
------------------------------------------------------------------------


(1) Income-producing security.

The accompanying notes are an integral part of these financial statements.

THE PARTNERS FUND ANNUAL RESULTS




STATEMENT OF NET ASSETS

                                                               DECEMBER 31, 1995
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
ASSETS

Investments, at value (Cost: $4,535,499)                        $    4,711,479
Cash and cash equivalents                                            3,464,294
Receivable for investments sold                                        378,000
Receivable for fund shares subscribed                                   10,050
Receivable from Adviser                                                 93,846
Dividends/interest receivable                                              694
--------------------------------------------------------------------------------
TOTAL ASSETS                                                         8,658,363
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
LIABILITIES
Payable for investments purchased                                    1,141,652
Accrued expenses                                                        36,367
--------------------------------------------------------------------------------
TOTAL LIABILITIES                                                    1,178,019

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL NET ASSETS                                                $    7,480,344
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
NET ASSETS CONSIST OF
Paid-in capital                                                      7,248,887
Accumulated undistributed net investment income                         46,395
Accumulated net realized gain from investments                          36,775
Accumulated net realized loss from options                            (27,693)
Net unrealized appreciation on investments                             175,980
--------------------------------------------------------------------------------
TOTAL NET ASSETS                                                $    7,480,344
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PRICING OF SHARES:                                              $        10.39
    Net Asset Value, offering and redemption
    price per share (net assets of $7,480,344
    applicable to 720,218 shares of beneficial
    interest outstanding with no par value)


The accompanying notes are an integral part of these financial statements.

                                                   ROBERTSON, STEPHENS & COMPANY

STATEMENT OF OPERATIONS


FOR THE PERIOD 7/12/95
(COMMENCEMENT OF OPERATIONS)
THROUGH 12/31/95
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
INVESTMENT INCOME
Dividend Income                                                     $      692
Interest                                                               129,179

TOTAL INVESTMENT INCOME                                                129,871


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
EXPENSES
--------------------------------------------------------------------------------
Investment advisory fees                                                42,710
Organizational expenses                                                 32,420
Professional fees                                                       28,841
Custodian and transfer agent fees                                       20,574
Shareholder reports                                                     20,254
Trustees' fees and expenses                                             11,251
Registration and filing fees                                             9,441
Distribution fees                                                        8,542
Other                                                                    3,289
--------------------------------------------------------------------------------
Total Expenses                                                         177,322
Less: Reimbursement from Adviser                                       (93,846)
TOTAL EXPENSES, NET                                                     83,476
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                   46,395


-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
REALIZED GAIN/(LOSS) AND UNREALIZED APPRECIATION/(DEPRECIATION) ON INVESTMENTS AND OPTIONS

Net realized gain from investments                                      36,775
Net realized loss from options                                         (27,693)
Net change in unrealized appreciation on investments                   175,980
TOTAL NET REALIZED GAIN AND UNREALIZED APPRECIATION ON INVESTMENTS     185,062

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $    231,457

The accompanying notes are an integral part of these financial statements.

THE PARTNERS FUND ANNUAL RESULTS

STATEMENT OF CHANGES IN NET ASSETS



FOR THE PERIOD FROM 7/12/95
(COMMENCEMENT OF OPERATIONS)
THROUGH 12/31/95
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


OPERATIONS
----------------------------------------------------------------------------------
Net investment income                                                 $   46,395
Net realized gain from investments                                        36,775
Net realized loss from options                                           (27,693)
Net change in unrealized appreciation on investments                     175,980
----------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                     231,457


----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
----------------------------------------------------------------------------------
Net investment income
Realized gains on investments
----------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS


----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS

Net increase in net assets resulting from capital share transactions   7,248,887
----------------------------------------------------------------------------------
TOTAL CAPITAL SHARE TRANSACTIONS                                       7,248,887


-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------


TOTAL INCREASE IN NET ASSETS                                           7,480,344
------------------------------------------------------------------------------------


------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
NET ASSETS
------------------------------------------------------------------------------------
Beginning of period                                                            0
End of period                                                         $7,480,344
------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                                   ROBERTSON, STEPHENS & COMPANY

FINANCIAL HIGHLIGHTS





FOR A SHARE OUTSTANDING                                           PERIOD ENDED
THROUGHOUT THE PERIOD:                                            12/31/95 (1)
--------------------------------------------------------------------------------
Net Asset Value, beginning of period                                    $10.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Net investment income                                                     0.06
Net realized gain and unrealized appreciation on investments              0.33
--------------------------------------------------------------------------------

Total Increase in Net Assets Resulting From Operations                    0.39


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Distributions from net investment income                                     -

Distributions from realized gains on investments                             -
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                         $ 10.39
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL RETURN                                                              3.90%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Net Assets, end of period                                          $ 7,480,344
Ratio of Expenses to Average Net Assets                                2.41%(2)
Ratio of Net Investment Income to Average Net Assets                   1.34%(2)
Portfolio Turnover Rate                                                     71%
--------------------------------------------------------------------------------



(1)The Fund commenced operations on 7/12/95.

(2)If the Fund had paid all of its expenses and there had been no reimbursement by the Adviser, the ratio of expenses to average net assets for the period ended December 31, 1995, would have been 5.12%, and the ratio of net investment loss to average net assets would have been (1.37)%

Per-share data has been determined by using the average number of shares outstanding throughout the period.

Ratios, except for total return and portfolio turnover rate, have been annualized.

13

The accompanying notes are an integral part of these financial statements.

THE PARTNERS FUND ANNUAL RESULTS

NOTES TO FINANCIAL STATEMENTS

The Robertson Stephens Partners Fund (the "Fund") is a series of the Robertson Stephens Investment Trust (the "Trust"), a Massachusetts business trust organized on May 11, 1987. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a non-diversified, open-end management investment company. The Fund became effective to offer shares to the public on July 12, 1995. The Trust offers nine series of shares -- The Robertson Stephens Emerging Growth Fund, The Robertson Stephens Value+Growth Fund, The Robertson Stephens Contrarian Fund, The Robertson Stephens Developing Countries Fund, The Robertson Stephens Growth & Income Fund, The Robertson Stephens Partners Fund, The Robertson Stephens Information Age Fund, The Robertson Stephens Global Natural Resources Fund, and The Robertson Stephens Global Low-Priced Stock Fund. The assets for each series are segregated and accounted for separately.

The Partners Fund, for book and tax purposes, has a calendar (12/31) year-end. These financial statements reflect operations for the period from July 12, 1995 (Commencement of Operations), through December 31, 1995.

NOTE 1  SIGNIFICANT ACCOUNTING POLICIES:
The following policies are in conformity with generally accepted accounting principles.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A.   INVESTMENT VALUATIONS:

Marketable securities including options and foreign securities are valued at the last sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Foreign securities prices are generally denominated in foreign currencies. The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of The London Stock Exchange prior to when the Fund's net asset value is next determined. At December 31, 1995, 100% of the Fund's long positions were valued in this manner.

Securities for which market quotations are not readily available are valued at their fair value as determined in accordance with the guidelines and procedures adopted by the Fund's Board of Trustees. The guidelines and procedures use all available resources including quotations from market makers and fundamental valuation methods which include, but are not limited to, the analysis of: the effect of any restrictions on the sale of the security, product development and trends of the security's issuer, changes in the industry and other competing companies, significant changes in the issuer's financial position, and any other event which would have a significant impact on the value of a security. At December 31, 1995, 0% of the Fund's long positions were valued using these guidelines and procedures.


B.   REPURCHASE AGREEMENTS:

Repurchase agreements are fully collateralized by U.S. government securities. All collateral is held by the Fund's custodian and is monitored daily to ensure that the collateral's market value equals at least 100% of the repurchase price under the agreement. However, in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund's policy is to limit repurchase agreement transactions to those parties deemed by the Fund's Investment Adviser to have satisfactory creditworthiness.

C.   FEDERAL INCOME TAXES:

The Fund has made no provision for federal income tax for the period from July 12, 1995 (Commencement of Operations), through December 31, 1995. The Fund complied with requirements of the Internal Revenue Code for qualifying as a regulated investment company so as not to be subject to federal income tax.

D.   SECURITIES TRANSACTIONS:

Securities transactions are accounted for on the date the securities are purchased and sold (trade date). Realized gains and losses on securities transactions are determined on the basis of specific identification.

E.   FOREIGN CURRENCY TRANSLATION:

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign

                                                   ROBERTSON, STEPHENS & COMPANY

currency are translated into U.S. dollars at the exchange rate each day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate in effect on the dates of the respective transactions.

The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F.   INVESTMENT INCOME:

Dividend income is recorded on the ex-dividend date. Interest income is accrued and recorded daily.

G.   CAPITAL ACCOUNTS:

The Fund follows the provisions of the AICPA's Statement of Position 93-2 "Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies" ("SOP"). The purpose of this SOP is to report undistributed net investment income and accumulated net realized gain or loss accounts in such a manner as to approximate amounts available for future distributions to shareholders, if any.

NOTE 2  CAPITAL SHARES:

A.   TRANSACTIONS:

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Transactions in capital shares for the period from July 12, 1995 (Commencement of Operations), through December 31, 1995 were as follows:


7/12/95 - 12/31/95       SHARES         AMOUNT
-----------------------------------------------
Shares sold              993,987   $ 10,001,278
Shares reinvested              -              -
-----------------------------------------------
                         993,987     10,001,278
-----------------------------------------------

Shares redeemed         (273,769)    (2,752,391)
------------------------------------------------
Net increase             720,218   $  7,248,887


NOTE 3    TRANSACTIONS WITH AFFILIATES:

A.   ADVISORY FEES AND EXPENSE LIMITATION:
Under the terms of an advisory agreement, which is reviewed and approved annually by the Fund's Board of Trustees, the Fund pays Robertson, Stephens & Company Investment Management, L.P. ("RSIM"), an investment advisory fee calculated at an annual rate of 1.25% of the average daily net assets of the Fund. For the period from July 12, 1995 (Commencement of Operations), through December 31, 1995, the Fund incurred investment advisory fees of $42,710. RSIM has agreed to reimburse the Fund for any annual operating expenses, including investment advisory fees but excluding distribution fees, which exceed the most stringent limits prescribed by any state in which the Fund's shares are offered for sale. For the period from July 12, 1995 (Commencement of Operations), through December 31, 1995, the Adviser agreed to reimburse $93,846 of its fees and other expenses.

B.   AFFILIATED PERSONS:

Certain officers and Trustees of the Fund are also Members and/or officers of Robertson, Stephens & Company Group, L.L.C. ("RS Group"), the parent of Robertson, Stephens & Company LLC (RS & Co.), the Fund's Distributor and RSIM, the Fund's Adviser. G. Randy Hecht, President, Chief Executive Officer and a Trustee of the Fund, is also a Director of RSIM, a Member of RS Group, and Chief Operating Officer of RS & Co. Terry R. Otton, Chief Financial Officer of the Fund, is a Member of RS Group and Chief Financial Officer of RS & Co. John P. Rohal, a Trustee of the Fund, is a Member of RS Group and Director of Research for RS & Co. Andrew P. Pilara, Jr., Portfolio Manager, is a Member of RS Group. All affiliated and access persons, as defined in the 1940 Act, follow strict guidelines and policies on personal trading as outlined in the Fund's Code of Ethics.

C.   COMPENSATION OF TRUSTEES AND OFFICERS:

Trustees and officers of the Fund who are affiliated persons receive no compensation from the Fund. Trustees of the Fund who are not interested persons of the Trust, as defined in the 1940 Act, collectively received compensation

THE PARTNERS FUND ANNUAL RESULTS

NOTES TO FINANCIAL STATEMENTS

and reimbursement of expenses of $11,251 for the period from July 12, 1995 (Commencement of Operations) through December 31, 1995.

D.   DISTRIBUTION FEES:

The Fund has entered into an agreement with RS & Co. for distribution services and has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act, which is approved annually by the Fund's Board of Trustees. Under the Plan, RS & Co. is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of the Fund's shares. The distribution fee is calculated at an annual rate of 0.25% of the average daily net assets of the Fund. For the period from July 12, 1995 (Commencement of Operations), through December 31, 1995, the Fund incurred distribution fees of $8,542.

E.   BROKERAGE COMMISSIONS:

RSIM may direct orders for investment transactions to RS & Co. as broker-dealer, subject to Fund policies as stated in the prospectus, regulatory constraints, and the ability of RS & Co. to provide competitive prices and commission rates. All investment transactions in which RS & Co. acts as a broker may only be executed on an agency basis. Subject to certain constraints, the Fund may make purchases of securities from offerings or underwritings in which RS & Co. has been retained by the issuer. For the period from July 12, 1995 (Commencement of Operations), through December 31, 1995, the Fund paid brokerage commissions of $25 to RS & Co., which represented 0.1% of the total commissions paid for the period.

NOTE 4    INVESTMENTS:

A.   PORTFOLIO TURNOVER RATE:

The portfolio turnover rate, which is calculated based on the lesser of the cost of investments purchased or the proceeds from investments sold (excluding short-term investments), measured as a percentage of the Fund's average monthly investment portfolio for the period from July 12, 1995 (Commencement of Operations), through December 31, 1995, was 71%.

B.   TAX BASIS OF INVESTMENTS:
At December 31, 1995, the cost of investments for federal income tax purposes was $4,535,499. Accumulated net unrealized appreciation on investments was $175,980, consisting of gross unrealized appreciation and depreciation of $403,307 and $(227,327), respectively.

C.   INVESTMENT PURCHASES AND SALES:
For the period from July 12, 1995 (Commencement of Operations), through December 31, 1995, the cost of investments purchased and the proceeds from investments sold (excluding options and short-term investments) were $6,038,159 and $1,539,435, respectively.

D.   OPTIONS:
At December 31, 1995, the Fund had no hedge positions in put options.

E.   FOREIGN SECURITIES:
Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, reevaluation of currencies, adverse political, social, and economic developments, and less reliable information about issuers. Moreover, securities of many foreign companies and markets may be less liquid and their prices more volatile than those of U.S. companies and markets.

At December 31, 1995, the Fund had its largest concentrated foreign investments, worth 25% of the Fund's total assets, in Canada.

ADMINISTRATION

THE ROBERTSON STEPHENS MUTUAL FUNDS


OFFICERS AND TRUSTEES
G. Randy Hecht
President, Chief Executive Officer

Terry R. Otton
Chief Financial Officer

Leonard B. Auerbach, Trustee
Daniel R. Cooney, Trustee
James K. Peterson, Trustee
John P. Rohal, Trustee
Robert I. Goldbaum, Secretary

INVESTMENT ADVISER
Robertson, Stephens & Company Investment Management, L.P.
555 California Street, Suite 2600
San Francisco, CA 94104

DISTRIBUTOR
Robertson, Stephens & Company LLC
555 California Street, Suite 2600
San Francisco, CA 94104
1-800-766-3863

TRANSFER AGENT AND DISBURSING AGENT
State Street Bank & Trust Company
c/o National Financial Data Services
Kansas City, MO
1-800-272-6944

CUSTODIAN
State Street Bank & Trust Company
Boston, MA

AUDITORS
Price Waterhouse LLP
San Francisco, CA

LEGAL COUNSEL
Ropes & Gray
Boston, MA

This report is submitted for the information of shareholders of The Robertson Stephens Partners Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Published February 27, 1996

In addition to THE PARTNERS FUND, Robertson Stephens offers the following mutual funds:

THE CONTRARIAN FUND
A DEFENSIVE POSITION IN TODAY'S VOLATILE MARKET - Invests in attractively priced, growing companies worldwide that are out of favor or have not been discovered by institutional investors. Adheres to an independent, aggressive, and flexible investment strategy. The Fund may engage in short sales and invests in companies of all sizes. Managed by Paul Stephens.

THE DEVELOPING COUNTRIES FUND
A PORTFOLIO OF GROWING COMPANIES IN EMERGING MARKETS - Invests in publicly traded equities of developing countries. The Fund may engage in short sales and/or invest in private placement emerging market equity securities. No load. Managed by Michael Hoffman.

THE EMERGING GROWTH FUND
SEEKING TO INVEST IN AMERICA'S MOST DYNAMIC, GROWTH-ORIENTED INDUSTRIES - Invests primarily in common stocks of emerging growth companies (predominantly technology, specialty retailing, and health care) with above-average growth potential. No load. Managed by Dave Evans.

THE GLOBAL LOW-PRICED STOCK FUND
SEEKING OVERLOOKED AND UNDERVALUED COMPANIES - Invests in companies worldwide that are low-priced (stock prices no greater than $10 per share), have future growth potential, but are underappreciated by other investors. No load. Managed by Hannah Sullivan.

THE GLOBAL NATURAL RESOURCES FUND
PRIMARILY FOCUSING ON ATTRACTIVE HARD ASSET COMPANIES - Invests in equities of companies engaged in the discovery, development, production, or distribution of natural resources, such as energy, metals, and forest products. No load. Managed by Andy Pilara, Jr.

THE GROWTH & INCOME FUND
SEEKING HIGH GROWTH WHILE MODERATING RISK - Invests primarily in small- and mid-cap company stocks and convertible bonds and preferred stocks. No load. Managed by John Wallace.

THE INFORMATION AGE FUND
FOCUSING ON INVESTMENTS IN THE INFORMATION TECHNOLOGY SECTOR -
Invests in a wide range of technology companies with strong fundamentals, market advantage, and growth potential, including computer hardware and software, telecommunications, and multimedia. No load. Managed by Ron Elijah.

THE VALUE+GROWTH FUND
A GROWTH FUND FOR VALUE-CONSCIOUS INVESTORS - Invests in mid-cap growth companies with favorable price/earnings ratios in sectors with the potential for above-average growth. Ability to short sell. No load. Managed by Ron Elijah.

For a discussion of the risks associated with using options, international investing, investing in a few sectors, allocating a large percentage of the portfolio to one security, and short selling, please read the prospectus.

ROBERTSON STEPHENS & COMPANY

MUTUAL FUNDS

555 California Street, Suite 2600
San Francisco, California 94104



Fund News & Information

ROBERTSON STEPHENS
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-    Knowledgeable mutual
fund representatives.
-    Automated access to daily
net asset values.
-    Portfolio managers' hotline,
24 hours a day.
1-800-766-3863

ROBERTSON STEPHENS
MUTUAL FUND E-MAIL
FUNDS@RSCO.COM

ROBERTSON STEPHENS
ACCOUNTLINK
-    Automated account
information, 24 hours a day.
1-800-624-8025


The views expressed in this report were those of the Fund's portfolio manager as of the date specified, and may not reflect the views of the portfolio manager on the date they are first published or at any other time thereafter. RSIM and its affiliates may buy or sell investments at any time for the Fund or their other clients or for their own accounts, and will not necessarily do so in a manner consistent with the views expressed in this report. The prices at which they buy or sell investments may be affected favorably by the contents of this report or the timing of its publication. THE VIEWS EXPRESSED IN THIS REPORT ARE INTENDED TO ASSIST SHAREHOLDERS OF THE FUND IN UNDERSTANDING THEIR INVESTMENT IN THE FUND AND DO NOT CONSTITUTE INVESTMENT ADVICE; INVESTORS SHOULD CONSULT THEIR OWN INVESTMENT PROFESSIONALS AS TO THEIR INDIVIDUAL INVESTMENT PROGRAMS.